UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C.  20549

                                  FORM 8-K/A

                             AMENDMENT TO REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                               AUGUST 20, 1998
                     (Date of earliest event reported)

                            AMCORE FINANCIAL, INC.
            (Exact name of Registrant as specified in its charter)



                        Commission File Number 0-13393


NEVADA                                                              36-3183870
------                                                              ----------
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                          Identification Number)



                501 Seventh Street, Rockford, Illinois  61104
                                (815) 968-2241


 (Address and telephone number of principal executive offices of Registrant)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On August 20, 1998, AMCORE Financial, Inc. ("Registrant") engaged the accounting firm of KPMG Peat Marwick LLP (KPMG), as its independent accountants. KPMG replaces McGladrey & Pullen, LLP ("McGladrey") as of the date reported above. The change in the Registrant's independent accountants was the result of a formal proposal process involving three accounting firms. The change followed a decision by the Registrant to outsource its internal auditing function to McGladrey who in turn resigned as Registrant's independent accountants. The decision to change accountants was approved by the Registrant's Audit and Executive Committees of the Board of Directors.

This filing amends the August 20, 1998 filing in order to clarify that McGladrey & Pullen, LLP, resigned as independent accountants of AMCORE Financial, Inc. effective August 20, 1998.

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                       AMCORE FINANCIAL, INC.



                                       By:   /s/  John R. Hecht
                                             -------------------------------
                                       Name:      John R. Hecht
                                       Title:     Executive Vice President &
                                                  Chief Financial Officer



Date:   September 2, 1998